                                                                    Exhibit 99.1

                        CIT Equipment Collateral 2005-VT1
                            Monthly Servicing Report

                                                    Determination Date: 08/18/05
                                                    Collection Period:  07/31/05
                                                    Payment Date:       08/22/05

I. AVAILABLE FUNDS

   A. Available Pledged Revenues

      a. Scheduled Payments Received                                                                       $25,273,218.96
      b. Liquidation Proceeds Allocated to Owner Trust                                                         834,136.54
      c. Required Payoff Amounts of Prepaid Contracts                                                          954,052.63
      d. Required Payoff Amounts of Purchased Contracts                                                              0.00
      e. Proceeds of Clean-up Call                                                                                   0.00
      f. Investment Earnings on Collection Account and Note Distribution Account                                     0.00
                                                                                                           --------------
                                                 Total Available Pledged Revenues =                        $27,061,408.13

   B. Determination of Available Funds

      a. Total Available Pledged Revenues                                                                  $27,061,408.13
      b. Servicer Advances                                                                                   2,484,286.41
      c. Recoveries of prior Servicer Advances                                                              (2,094,038.21)
      d. Withdrawal from Cash Collateral Account                                                               129,076.60
                                                                                                           --------------

                                                 Total Available Funds =                                   $27,580,732.93
                                                                                                           ==============

II. DISTRIBUTION AMOUNTS

   A. COLLECTION ACCOUNT DISTRIBUTIONS

      1. Servicing Fee                                                                                         421,210.03

      2. Class A-1 Note Interest Distribution                                                 241,209.84
         Class A-1 Note Principal Distribution                                             23,008,541.18
            Aggregate Class A-1 distribution                                                                23,249,751.02

      3. Class A-2 Note Interest Distribution                                                 726,933.33
         Class A-2 Note Principal Distribution                                                      0.00
            Aggregate Class A-2 distribution                                                                   726,933.33

      4. Class A-3 Note Interest Distribution                                                 724,433.33
         Class A-3 Note Principal Distribution                                                      0.00
            Aggregate Class A-3 distribution                                                                   724,433.33

      5. Class A-4 Note Interest Distribution                                                 338,154.33
         Class A-4 Note Principal Distribution                                                      0.00
            Aggregate Class A-4 distribution                                                                   338,154.33

      6. Class B Note Interest Distribution                                                    51,682.47
         Class B Note Principal Distribution                                                  561,183.93
            Aggregate Class B distribution                                                                     612,866.40

      7. Class C Note Interest Distribution                                                    46,950.88
         Class C Note Principal Distribution                                                  498,830.16
            Aggregate Class C distribution                                                                     545,781.04

      8. Class D Note Interest Distribution                                                    88,650.67
         Class D Note Principal Distribution                                                  872,952.78
            Aggregate Class D distribution                                                                     961,603.45

      9. Deposit to the Cash Collateral Account                                                                      0.00

     10. Amounts in accordance with the CCA Loan Agreement                                                           0.00

     11. Remainder to the holder of the equity certificate                                                           0.00
                                                                                                           --------------

                                                 Collection Account Distributions =                         27,580,732.93
                                                                                                           ==============

   B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

      1. Payment due on the Senior Loan                                                                      1,944,631.68

      2. Payment due on the Holdback                                                                                 0.00

      3. Payment to the Depositor                                                                                    0.00

                                                                                                           --------------
                                                 Cash Collateral Account Distributions =                     1,944,631.68
                                                                                                           ==============
   C. INCORRECT DEPOSITS TO BE RETURNED TO CIT   Collection Account Distributions =                                  0.00
                                                                                                           ==============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

           --------------------------------------------------------------------------------
                 Distribution            Class A-1      Class A-2    Class A-3    Class A-4
                    Amounts                Notes          Notes        Notes        Notes
           --------------------------------------------------------------------------------
      1.          Interest Due            241,209.84   726,933.33   724,433.33   338,154.33
      2.         Interest Paid            241,209.84   726,933.33   724,433.33   338,154.33
      3.       Interest Shortfall
                ((1) minus (2))                 0.00         0.00         0.00         0.00
      4.         Principal Paid        23,008,541.18         0.00         0.00         0.00

      5.   Total Distribution Amount
                 ((2) plus (4))        23,249,751.02   726,933.33   724,433.33   338,154.33

           --------------------------------------------------------------------------------
                 Distribution            Class B      Class C      Class D    Total Offered
                    Amounts               Notes        Notes        Notes         Notes
           --------------------------------------------------------------------------------
      1.         Interest Due           51,682.47    46,950.88    88,650.67    2,218,014.85
      2.         Interest Paid          51,682.47    46,950.88    88,650.67    2,218,014.85
      3.      Interest Shortfall
                ((1) minus (2))              0.00         0.00         0.00            0.00
      4.        Principal Paid         561,183.93   498,830.16   872,952.78   24,941,508.05

      5.   Total Distribution Amount
                 ((2) plus (4))        612,866.40   545,781.04   961,603.45   27,159,522.90
           --------------------------------------------------------------------------------

IV.  Information Regarding the Securities

   A Summary of Balance Information

           ---------------------------------------------------------------------------------------------------------
                                    Applicable   Principal Balance   Class Factor   Principal Balance   Class Factor
                                      Coupon           Aug-05           Aug-05            Jul-05           Jul-05
                    Class              Rate         Payment Date     Payment Date      Payment Date     Payment Date
           ---------------------------------------------------------------------------------------------------------
      a.   Class A-1 Notes            3.0728%       62,627,456.30       0.30550        85,635,997.48       0.41774
      b.   Class A-2 Notes            3.7600%      232,000,000.00       1.00000       232,000,000.00       1.00000
      c.   Class A-3 Notes            4.1200%      211,000,000.00       1.00000       211,000,000.00       1.00000
      d.   Class A-4 Notes            4.3600%       93,070,000.00       1.00000        93,070,000.00       1.00000
      e.    Class B Notes             4.0900%       14,602,376.98       0.80765        15,163,560.91       0.83869
      f.    Class C Notes             4.1800%       12,979,890.66       0.80771        13,478,720.82       0.83875
      g.    Class D Notes             4.5100%       22,714,808.65       0.80778        23,587,761.43       0.83883

      h.      Total Offered Notes                  648,994,532.59                     673,936,040.64

   B Other Information

           -------------------------------------------------------
                                 Scheduled           Scheduled
                             Principal Balance   Principal Balance
                                   Aug-05             Jul-05
                Class           Payment Date        Payment Date
           -------------------------------------------------------
           Class A-1 Notes     65,251,419.04       90,172,853.69

           -----------------------------------------------------------------------------------------
                                        Target            Class           Target            Class
                                  Principal Balance       Floor      Principal Amount       Floor
                       Class            Aug-05           Aug-05           Jul-05           Jul-05
            Class    Percentage      Payment Date     Payment Date     Payment Date     Payment Date
           -----------------------------------------------------------------------------------------
           Class A     92.25%       598,697,456.31                    621,705,997.49
           Class B      2.25%        14,602,376.98        0.00         15,163,560.91        0.00
           Class C      2.00%        12,979,890.65        0.00         13,478,720.81        0.00
           Class D      3.50%        22,714,808.64        0.00         23,587,761.42        0.00

V.   PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT

      1. Principal Balance of Notes and Equity Certificates   673,936,040.64
            (End of Prior Collection Period)

      2. Contract Pool Principal Balance
            (End of Collection Period)                        648,994,532.59
                                                              --------------
               Total monthly principal amount                  24,941,508.05

   B. PRINCIPAL BREAKDOWN

                                                          No. of Accounts
                                                          ---------------
      1. Scheduled Principal                                   60,476       22,883,993.43
      2. Prepaid Contracts                                        136          950,329.60
      3. Defaulted Contracts                                      212        1,107,185.02
      4. Contracts purchased by CIT Financial USA, Inc.             0                0.00
                                                               ------       -------------
         Total Principal Breakdown                             60,824       24,941,508.05

VI. CONTRACT POOL DATA

   A. CONTRACT POOL CHARACTERISTICS

                                                ------------------------------------------------
                                                   Original          Aug-05           Jul-05
                                                     Pool         Payment Date     Payment Date
                                                ------------------------------------------------
      1. a. Contract Pool Balance               803,339,897.82   648,994,532.59   673,936,040.64
         b. No of Contracts                             61,944           60,476           60,824
         c. Pool Factor

      2. Weighted Average Remaining Term                 37.70            32.94            33.70

      3. Weighted Average Original Term                  45.00

   B. DELINQUENCY INFORMATION

                                                      ----------------------------------------------------------------
                                                                  % of Aggregate
                                                         % of     Required Payoff       No. Of      Aggregate Required
                                                      Contracts       Amount           Accounts       Payoff Amounts
                                                      ----------------------------------------------------------------
      1. Current                                        96.44%         97.57%              58,323     637,815,974.65
         31-60 days                                      1.97%          1.64%               1,191      10,698,395.10
         61-90 days                                      0.65%          0.38%                 391       2,503,513.10
         91-120 days                                     0.40%          0.18%                 243       1,205,525.19
         120+ days                                       0.54%          0.23%                 328       1,510,861.05

            Total Delinquency                          100.00%        100.00%              60,476     653,734,269.09

      2. Delinquent Scheduled Payments:

         Beginning of Collection Period                                              4,349,488.30
         End of Collection Period                                                    4,739,736.50
                                                                                    -------------
               Change in Delinquent Scheduled Payments                                 390,248.20

   C. DEFAULTED CONTRACT INFORMATION

      1. Required Payoff Amount on Defaulted Contracts                               1,107,185.02
      2. Liquidation Proceeds received                                                 834,136.54
                                                                                    -------------
      3. Current Liquidation Net Loss Amount                                           273,048.48

      4. Cumulative Reported Net Losses                                              1,687,430.59

         Cumulative Net Loss Ratio                                                        0.0340%

         Cummlative Net Loss Trigger                                                      1.0000%

VII. MISCELLANEOUS INFORMATION

   A. SERVICER ADVANCE BALANCE

      1. Opening Servicer Advance Balance                                            4,349,488.30
      2. Current Period Servicer Advance                                             2,484,286.41
      3. Recoveries of prior Servicer Advances                                      (2,094,038.21)
                                                                                    -------------
      4. Ending Servicer Advance Balance                                             4,739,736.50

   B. CASH COLLATERAL ACCOUNT

      1. Opening Cash Collateral Account                                                               52,230,043.15

      2. Deposit from the Collection Account                                                                    0.00

      3. Investment Earnings.                                                                             140,741.41

      4. Withdrawals from the Cash Collateral Account                                                    (129,076.60)

      5. Ending Cash Collateral Account Balance before Distributions                                   52,241,707.96

      6. Required Cash Collateral Account Amount                                                       50,297,076.28

     7.   Cash Collateral Account Surplus                                                               1,944,631.68

          Distribution of CCA

          a. Senior Loan Interest                                                                        (133,660.49)
          b. Senior Loan Principal                                                                     (1,810,971.19)
          c. Holdback Amount Interest                                                                           0.00
          d. Holdback Amount Principal                                                                          0.00
                                                                                                       -------------
     9.   Total Distribution                                                                           (1,944,631.68)

     10.  Ending Cash Collateral Account
          Balance after Distributions                                                                  50,297,076.28

C.   OTHER RELATED INFORMATION

     1.   Discount Rate                                  4.8100%

     2.   Life to Date Prepayment (CPR)                  4.3509%

     3.   Life to Date Substitutions:

          a. Prepayments                          0.00

          b. Defaults                             0.00

          -------------------------------------------------------------------------
                                                          Aug-05          Jul-05
                 Item                                  Payment Date    Payment Date
          -------------------------------------------------------------------------
     4.   a. Senior Loan                              19,229,640.65   21,040,611.85
          b. Holdback Amount                          31,129,421.05   31,129,421.05

     5.   Applicable Rates for the Interest Period:
          a. Libor Rate for the Interest Period              3.4300%
          b. Senior Loan Interest Rate                       6.9300%
          c. Holdback Amount Interest Rate                   9.4300%

     6.   DELINQUENCY, NET LOSSES AND CPR HISTORY

--------------------------------------------------------------------------------------------------
                     % of                 % of                   % of                  % of
                  Aggregate             Aggregate              Aggregate             Aggregate
               Required Payoff       Required Payoff        Required Payoff       Required Payoff
                   Amounts               Amounts                Amounts               Amounts
Collection
  Periods    31-60 Days Past Due   61-90 Days Past Due   91-120 Days Past Due   120+ Days Past Due
--------------------------------------------------------------------------------------------------
07/31/05            1.64%                 0.38%                  0.18%                 0.23%
06/30/05            1.70%                 0.54%                  0.18%                 0.26%
05/31/05            1.65%                 0.41%                  0.18%                 0.36%
04/30/05            1.69%                 0.37%                  0.28%                 0.23%
03/31/05            1.70%                 0.77%                  0.29%                 0.01%
--------------------------------------------------------------------------------------------------

----------------------------------------------------
Collection    Cumulative Net   Monthly Net
  Month      Loss Percentage      Losses     LTD CPR
----------------------------------------------------
July-05           0.034%        273,048.48    4.35%
June-05           0.091%        728,053.17    5.01%
May-05            0.026%        211,417.52    5.23%
April-05          0.014%        109,098.87    5.58%
March-05          0.046%        365,812.55    7.35%
----------------------------------------------------